SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 24, 2000



                            forestindustry.com, Inc.
             (Exact name of Registrant as specified in its charter)



     Delaware                         0-26673                    98-0207081
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)



       Suite 504 - 999 Canada Place, Vancouver, British Columbia, V6C 3E1
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (604) 632-3802

                                  AUTOEYE INC.
                                   Suite 1650
                      Waterfront Centre, 200 Burrard Street
                           Vancouver, British Columbia
                                  Canada V6C 3L
                         (Former name or former address
                         if changed since last report.)

Item 4.  Change in Registrant's Certifying Accountant

      Effective February 24, 2000 the Company retained Watson Dauphinee & Masuch ("Watson") to act as the Company's independent certified public accountant. In this regard Watson replaced Ernst & Young LLP ("E&Y") which audited the Company's financial statements for the fiscal years ended May 31, 1999 and 1998. The reports of E&Y for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and subsequent interim periods, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to such disagreements in its reports.

      The Company has authorized E&Y to discuss any matter relating to the Company and its operations with Watson.

      The change in the Company's auditors was recommended and approved by the board of directors of the Company. The Company does not have an audit committee.

      During the two most recent fiscal years and subsequent interim periods, the Company did not consult Watson regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event.

      Watson has reviewed the disclosures contained in this 8-K report. The Company has advised Watson that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Watson does not agree with any statements made by the Company in this report. Watson has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 5.  Other Events

      On February 25, 2000, the shareholders of the Company approved a proposal to change the name of the Company from Autoeye Inc. to forestindustry.com, Inc. The new ticker symbol for the Company's common stock on the OTCBB is "FXCH".

Item 7.  Financial Statements, Pro Forma Financial Information


(a)   Not Applicable

(b)   Not Applicable

(c)      Exhibits

3.1  Certificate of Amendment to the Articles of Incorporation of the Registrant

      16.1  Letter from former auditors confirming information in Item 4


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 7, 2000

                                          forestindustry.com, Inc.




                                          By:  /s/ Joe Perraton
                                              Joe Perraton
                                                 President